Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS
OMITTED AND NOTED WITH “****”.
AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE
SECURITIES AND EXCHANGE
COMMISSION.

SALES AGREEMENT

CONTRACT NO: NTP CRT 09/005 BC

Entered into between:

NTP RADIOISOTOPES (PTY) LTD

and

LANTHEUS MEDICAL IMAGING, INC.

This Agreement is effective from the 1st day of April, 2009 and once signed by all Parties (hereafter the “effective date of this Agreement”).

THE PARTIES:

The Parties to this agreement are:

NTP Radioisotopes (Pty) Ltd, a commercial company registered and existing under the laws of Republic of South Africa, having its registered office at Building 1700, Pelindaba, Church Street West Extension, Brits District, North West Province of South Africa (hereinafter called “NTP”), and

Lantheus Medical Imaging, Inc., a corporation organized and existing under the laws of Delaware with a place of business at 331 Treble Cove Road, North Billerica, Massachusetts, United States of America 01862 (“Lantheus”).

RECITALS:

WHEREAS NTP is a producer and supplier of Fission Molybdenum-99 (hereinafter “Product”) and NTP has joint supply and back-up supply arrangements in place with another producer and and supplier (****) of Product set forth on Exhibit B (hereinafter called “The Subcontractor”); and

WHEREAS Lantheus has secured permission from the United States to import into the United States large amounts of Product (“Permissions”) from NTP and has also secured such Permissions to import such amounts of Product into the United States from NTP’s Subcontractor; and

WHEREAS, Lantheus desires to purchase Product from NTP and such Subcontractor; and

WHEREAS, NTP and its Subcontractor desire to cooperate with each other to supply Lantheus with Product in an effective and safe manner.

NOW THEREFORE in consideration of the mutual covenants set out below, the Parties agree as follows:

SECTION 1 - PURCHASE AND SALE OF PRODUCT

1.1                                 NTP shall sell Product to Lantheus, and Lantheus shall purchase Product from NTP, the specification of which is set forth in Lantheus Purchasing Specification number 08-040-998 attached as Exhibit A and which is for use in the manufacture of Technetium-99m generators and Technetium-99m labeled products in Lantheus’ and its contract manufacturers’ facilities located in North America and elsewhere, in accordance with the terms set out in this Agreement.

1.2                                 NTP shall identify its preferred Subcontractor to Lantheus, and if the parties hereto agree that such Subcontractor shall supply Product to Lantheus hereunder, such Subcontractor shall be set forth in Exhibit B and Lantheus shall secure Permissions to import Product from the Subcontractor as soon as practicable.

1.3                                 Nothing herein shall prevent Lantheus and its affiliates from selling such Technetium-99m generators and Technetium-99m labeled products anywhere in the world.

SECTION 2 - ORDERS FOR PRODUCT

2.1                                 Lantheus shall buy from NTP, and NTP shall supply to Lantheus, a **** of Product on a **** basis to be supplied and delivered to John F. Kennedy International Airport, Jamaica, New York (“JFK”) or Logan International Airport, Boston, Masssachusetts (“BOS”) (or other mutually agreed upon delivery location), on **** with follow-on trucking delivery to the Lantheus facility in North Billerica, Massachusetts. Lantheus shall provide NTP with notice of its intention to change such location at least forty-five (45) days in advance of the required inception date of such changes. Subject to Section 5.1, such initial **** shall be at least **** (****) curies per **** with a **** (****) day reference, and may be changed upon the mutual written agreement of the parties hereto. NTP shall be responsible to ensure that the full **** quota of Mo-99 (****Ci or the amended amount agreed to in writing) is delivered to Lantheus other than during scheduled outages for routine maintenance, unscheduled outages or failures of the production lines of the NTP and its Subcontractor (i.e., under conditions of normal operations prevailing at NTP and its Subcontractors facilities). At the discretion of the Account Manager at NTP (“Account Manager”), such material shall be supplied by NTP or its Subcontractor. Lantheus shall be advised in a timely way of the manner in which supply obligations hereunder will be allocated amongst NTP and its Subcontractor. NTP will schedule deliveries to Lantheus so as to compensate for scheduled outages at either facility in such a way that the full supply quota will be maintained under such circumstances. In the case of unscheduled outages or production line failures for whatever reason at either facility the Account Manager will employ best efforts to fulfill quotas. In situations where a global supply shortage arises for whatever reason (and for Events of Force Majeure (as hereinafter defined)) Lantheus will receive a share of Product available that is not less than that which is directly proportional to its average share of the total **** purchasing (averaged over the preceding **** (****) days) from NTP and its Subcontractor. NTP has established and shall maintain relationships with air carriers for the Lantheus route such that the probability of a Lantheus shipment being refused by the carrier shall be highly improbable. NTP shall liaise (via the Account Manager at NTP) with its Subcontractor, taking into account the reactor, production and maintenance schedules of each facility, and supply Lantheus **** (****) days in advance of the first delivery of a ****, the supply schedule for the following **** detailing clearly which supplier (NTP or a

Subcontractor) will supply which delivery. For clarity and as an example, NTP will provide Lantheus the **** supply schedule on ****. This supply schedule will be binding on NTP and its Subcontractor and will be used by Lantheus to register each shipment with applicable U.S. governmental authorities as dictated by U.S. regulations. If the airport of delivery is John F. Kennedy (JFK) then Product will be available for pick-up by Lantheus no later than ****. If the airport of delivery is Logan International (BOS) then Product will be available for pick-up by Lantheus no later than ****. Pick-up time for any other delivery location will be mutally agreed upon.

2.2                                 Should Lantheus wish to increase or decrease the minimum contracted weekly volume of Product supplied by NTP by more or less than **** percent (****%) of the regular **** **** Ci per **** for a period of time less than **** (****) months, then Lantheus shall provide NTP with notice of its intention to change such volume at least **** (****) days in advance of the required inception date of such changes. NTP will make every commercially reasonable effort to comply with any such request and will confirm ability to accommodate the change at the latest **** (****) days before the requested commencement of the delivery of the new volume of product.

2.3                                 Should Lantheus wish to increase or decrease the minimum contracted **** volume of Product supplied by NTP by more or less than **** percent (****%) of the regular **** **** Ci per **** for a single delivery Lantheus shall provide NTP with notice of its intention to change such volume in as timely a manner as possible prior to the date requested. NTP will make every commercially reasonable effort to comply with this request.

2.4                                 In cases of emergency and pending Lantheus’ inability to register and obtain approval from applicable U.S. governmental authorities, Lantheus may with less than one (1) month’s notice, request to change the volume of Product to be supplied for any shipment. NTP and its Subcontractor shall make best efforts to accommodate such request for ad hoc changes.

2.5                                 The number of curies of Product shipped from NTP or its Subcontractor shall be calibrated **** (****) hours from **** (****) **** ****, at **** on the day of **** from the ****. This is equivalent to **** hours in US Summer time and **** hours in US Winter time from **** on day of dispensing at NTP.

2.6                                 Lantheus, NTP and the Subcontractor shall engage one another in the periodic calibration of their respective radioactivity measurement systems by reference to the U.S. National Institute of Standards and Testing (NIST) or equivalent standard reference materials.

SECTION 3 - DELIVERY TERMS

3.1                                 Product destined for Lantheus shall be delivered by NTP and its Subcontractor to the airfreight carrier at the airport of departure on a **** basis, which carrier and airport will be set forth in the supply schedule provided pursuant to Section 2.2. “****” in this Agreement shall be interpreted in accordance with INCOTERMS 2000 as amended. All export permits and licenses shall be obtained by NTP or its Subcontractor, as necessary to meet the shipping requirements set forth herein. NTP and its Subcontractor shall use their best efforts to ensure that all Product destined for Lantheus is loaded onboard a commercial airfreight carrier accepting radioactive shipments and that such carrier actually departs the departure airport with such Product. Upon execution of this Agreement, NTP shall commence negotiations and use best efforts to obtain a firm, written commitment from the relevant air carriers for delivery of at least the **** volume of Product required to be purchased by and destined for Lantheus hereunder.

3.2                                 NTP and its Subcontractor shall procure and manage transportation on Lantheus’ behalf by air or on land and in accordance with Lantheus’ instructions for delivery to JFK. Lantheus shall make all shipping arrangements to ship Product from JFK to the final destination. NTP and its Subcontractor agree to assist Lantheus with making the arrangements for the transshipment, including, without limitation, providing shipping documentation such as air waybills. If the information provided by NTP in the documentation provided by NTP is incorrect or incomplete and this incorrect or incomplete information delays the delivery of Product to Lantheus to such an extent that Lantheus cannot use Product at its scheduled production time then Lantheus will be relieved of it’s obligation to purchase the delayed Product and NTP shall grant Lantheus a purchase credit for the full amount of the price of the Product.

3.3                                 All costs in respect of transporting any shipment of Product on a **** basis from the airport of departure as set forth above, shall be for the account of ****. NTP and its Subcontractor shall pre-pay such shipping costs and invoice Lantheus accordingly for actual out-of-pocket costs incurred.

3.4                                 Risk of loss and title to Product shall transfer from NTP or its Subcontractor to Lantheus on **** (“****”) of such shipment from the **** after acceptance of a Product shipment by the ****. For clarity if Product is not on the **** at **** then title for Product shall remain with NTP and Lantheus will not be obligated to purchase the Product. Lantheus will work with NTP in good faith and at Lantheus’ sole discretion to accept the Product at a later time. If a later delivery is agreed to NTP will adjust the volume of the Product delivered to reflect decay over the time of the delay.

3.5                                 Subject to the foregoing obligations of this Section 3, shipping arrangements shall be subject to the availability of commercial airfreight services accepting radioactive shipments on the days necessary to meet the shipping requirements set forth herein. In the event of changes in the availability of existing airfreight services on such days, NTP or its Subcontractor shall promptly notify Lantheus and, upon such notification, NTP and its Subcontractor and Lantheus shall work together to find mutually acceptable alternatives.

3.6                                 All air waybill numbers of NTP or its Subcontractor and the identification number of each container to be used for each month’s scheduled shipments, shall be forwarded to Lantheus as mutually agreed.

3.7                                 Promptly upon its receipt at Lantheus’ facility, Lantheus shall inspect Product and if Product does not conform to the specifications set out in Exhibit A (including, without limitation, calibration as provided in Section 2.1), Lantheus shall promptly notify NTP of any such non-compliance with specification. Immediately upon NTP’s receipt of such notice, NTP and its Subcontractor shall make arrangements, at Lantheus’ sole discretion, either to replace such nonconforming Product at no extra cost or to grant Lantheus a purchase credit in the amount of the price to Lantheus of such nonconforming Product. Lantheus and NTP shall immediately consult on the disposition of such nonconforming Product. Unless NTP and Lantheus agree otherwise, Lantheus shall discard such nonconforming Product, and NTP shall indemnify Lantheus for the cost of disposal. Alternatively, the parties may agree that nonconforming Product may be returned to NTP for disposal at NTP’s cost.

SECTION 4 - CONTAINERS FOR PRODUCT

4.1                                 Shipments of Product shall be delivered and transported in containers complying with U.S. transport regulations for the transport of radioactive materials. NTP and its Subcontractor agree to allocate a sufficient number of containers for use by Lantheus in accordance with growth in Lantheus’ purchase volume or change in shipping schedules which may arise and to cover emergency shipments. NTP will package Product into containers in such a way as to minimize the number used for each shipment. Such containers shall at all times remain the property of NTP or its Subcontractor.

4.2                                 Risk of loss of containers shall pass to Lantheus on an **** basis at the same time as risk of loss and title for the Product shall pass, and such risk of loss shall revert back to NTP or its Subcontractor upon Lantheus’ return of containers as set out below.

4.3                                 Lantheus shall return Seller’s empty containers by prepaid airfreight to its appointed agent at the airport specified by it. Prior to return of containers, Lantheus shall advise NTP or its Subcontractor of shipment details regarding the delivery of containers, including, without limitation, air waybill number, flight number, date of shipment and serial numbers. Containers shall be returned to NTP or its Subcontractor within **** (****) calendar days of their receipt at the Lantheus facility in North Billerica, Massachusetts. Should any containers be received later than **** (****) calendar days after receipt by Lantheus a demurrage fee of **** U.S. dollars ($****) per day or part thereof may be levied for such late returns.

SECTION 5 - PRICE AND PAYMENT

5.1                                 The price payable by Lantheus for Product for the first term of this Agreement shall be as follows:

In exchange for the commitment of Lantheus to purchase a sum of **** (****) curies (with **** hour calibration time) of Product in any given **** (subject to NTP’s ability to supply such amount in such ****), the unit price of Product for such **** shall be **** fixed US dollars (U.S. $****) per Curie at calibrated date and time as of the signing date of this Agreement. A price adjustment to **** fixed US dollars (U.S. $****) per Curie will be made for all Product purchased after ****. The calibration date and time above shall be in accordance with Section 2.4. Such price will be adjusted **** upon mutual agreement of the parties as of each subsequent **** of the Agreement on the basis of market forces prevailing at the time, the then current cost of production and any contractual sales obligations that Lantheus may have with its customers and by negotiation and agreement by, at the latest the last day of **** preceding the commencement of the new pricing term (**** of each **** that the contract is in place). Lantheus shall have the right to terminate the Agreement if the parties fail to agree on new pricing by such last day of ****. Changes in contracted volumes not required during the course of a contractual period, i.e., **** to **** of the following year, the latter of which would be handled in terms of Clause 2.2, but applicable for the ensuing contractual period shall be agreed at the same time as the annual negotiations on product prices as outlined in 5.1 above.

NTP shall invoice Lantheus at the end of each month for all Product supplied by NTP or its Subcontractor in that month. Invoicing shall be in respect of the price applicable to Product upon the delivery of such conforming Product to Lantheus on an **** basis, and in respect of container charges as the same become payable under this Agreement. Lantheus shall pay all invoices for shipments of conforming Product in any given month (as reduced by any outstanding credits for nonconforming Product) by the end of the following **** to NTP.

5.2                                 The prices set forth above include packaging in accordance with normal shipping laws, regulations and industry standards for Product [and do not include taxes, duties or other imposts levied by any competent authority on the Products (other than income taxes levied on NTP or its Subcontractor or their affiliates), which taxes, duties and imposts shall be borne by Lantheus.

SECTION 6 - EMERGENCY ORDERS

If, on an occasional or exceptional basis, Lantheus requires Product to be delivered in different quantities or at different times or to a different location or with different pre-calibration, to that stipulated in this Agreement, then NTP and its Subcontractor shall use reasonable best efforts to comply with such request.

SECTION 7 - PRODUCT WARRANTIES

7.1                                 NTP and its Subcontractor warrants and covenants that Product delivered by it pursuant to this Agreement shall:

(1)                                  be free from defects in title, design, material and workmanship,

(2)                                  conform to all specifications set forth in this Agreement or as, from time to time, otherwise required by applicable laws and regulations,

(3)                                  be of merchantable quality, and fit for the purposes for which it is being bought or which is indicated by Lantheus to suppliers,

(4)                                  conform to the relevant manufacturer’s Drug Master File (if it is filed by Seller), and

(5)                                  be manufactured and tested in accordance with current good manufacturing practices (cGMP); comply with all applicable laws, regulations and industry standards relating to the manufacture, testing, labeling, storage and shipment of Products; and not be adulterated or misbranded within the meaning of the United States Federal Food, Drug and Cosmetic Act (21 U.S.C. 1 et seq.) at the time of delivery to the airfreight carrier.

7.2                                 Notwithstanding anything herein and not in limitation of any other rights of Lantheus hereunder or under applicable law or regulation, Lantheus may reject any Product which does not conform to the above warranties and no charge shall be levied by NTP for any nonconforming Product. NTP shall reimburse Lantheus for all shipping or disposal costs associated with the return or disposal of nonconforming Product and all previously paid taxes and other expenses relating to such shipment. In the event of any circumstance coming to the attention of NTP or its Subcontractor with regard to any deviation from specification disclosed by quality control tests carried out at the site of origin of Product, suppliers shall promptly inform Lantheus of such circumstance.

7.3                                 NTP and its Subcontractor shall retain an archive sample of each Product lot shipped hereunder for a period of four (4) weeks following its delivery.

7.4                                 The specifications of Product set out in Section 1.1 may be amended only by a prior written agreement between NTP and Lantheus after the provision to

Lantheus of free sample(s) of Product conforming to such amended specification sufficient in quantity to enable Lantheus to establish the suitability of such amended Product for use in the manufacture of Technetium-99m generators and Technetium-99m labeled products in its facilities. To the extent that a material change of process at NTP’s facilities is effected, Lantheus shall have the right in its sole discretion to accept such change, notwithstanding whether such change of process results in an amendment to the Product specification set forth in Section 1.1.

7.5                                 The parties agree to the terms of the Quality Assurance Agreement, attached hereto as Exhibit C. The Quality Assurance Agreement as amended from time to time upon mutually written agreement of the parties shall apply to supplies of Product under this Agreement.

SECTION 8 - FORCE MAJEURE

8.1                                 No party hereto shall be liable to the other parties for default or delay in the delivery of Product or in the ordering of Product due to a/an: Act of God; fire; flood; storm; riot; sabotage; explosion; strike or labour disturbance (excluding a strike or labour disturbance involving NTP’s or its Subcontractor’s facilities); national security disaster; change in governmental law, ordinance, rule or regulation; inability to obtain electricity or other type of energy or raw materials; or any similar or different contingency beyond its reasonable control (collectively called “Event of Force Majeure”). For the Subcontractor, where there is a dependence on sourcing from external reactors in Europe, major unscheduled shutdowns of such reactors are considered to be events of Force Majeure.

8.2                                 Upon the occurrence of an Event of Force Majeure, the defaulting party shall:

(1)                             forthwith give notice to the other party of the occurrence of such Event of Force Majeure;

(2)                             use its best efforts to eliminate and/or minimize the effects of the Event of Force Majeure;

(3)                             forthwith give notice to the other party when such Event of Force Majeure has been eliminated, or has ceased to prevent the defaulting party from fulfilling such obligations.

8.3                                 In the event that any shortage of Product is anticipated, NTP shall provide notice to Lantheus by telephone (followed by written confirmation) as soon as reasonably possible. If either NTP or its Subcontractor is at short notice unable to supply scheduled Product, then NTP and its Subcontractor will liaise and move delivery on a best effort basis to the other supplier in as far as Lantheus is able to register the change in delivery with its regulatory authorities. If such efforts fail to yield satisfactory results, NTP shall relieve Lantheus of its purchase obligations hereunder in connection with such specific order and all other orders hereunder that NTP or its Subcontractor cannot supply. NTP shall allow Lantheus to purchase the amount of such shortfall from any third party of its choice. In such case, Lantheus may, at its sole discretion, cancel the initial order equivalent to such shortfall.

8.4                                 If an Event of Force Majeure affects only a part of the capacity of the defaulting party to produce and deliver Product, NTP shall use best efforts pursuant to Section 8.3, and if NTP is nevertheless unable to fulfill Lantheus’ requirement, the defaulting party shall allocate production and delivery of Product to Lantheus on a first priority basis, based on Lantheus’ average purchases in the **** (****) days prior to the time such Event of Force Majeure affected production and delivery.

8.5                                 If an Event of Force Majeure shall continue to exist for more than [**** (****)] consecutive days, Lantheus shall be entitled to terminate this Agreement without advance notice of such termination to NTP.

SECTION 9 - CONFIDENTIALITY

9.1                                 Each party shall maintain in confidence and safeguard all business and technical information which is disclosed by one party to the other in connection with this Agreement and which is designated confidential at the time of disclosure, provided that the parties agree that the terms of this Agreement and all transactions conducted hereunder are deemed to be confidential information and subject to the protections set forth herein. The obligations under this Section shall not apply to:

(1)                                  information now in the public domain or which hereafter becomes available to the public through no fault of the receiving party;

(2)                                  information already known to the receiving party at the time of disclosure;

(3)                                  information disclosed to the receiving party by any third party who has a right to make such a disclosure;

(4)                                  information independently developed by the receiving party through the work carried by its employees, agent, or representatives;

(5)                                  information approved for release in writing by disclosing party; or

(6)                                  information as may be required to be disclosed by applicable law, regulation or order of a governmental authority of competent jurisdiction.

9.2                                 The parties acknowledge that any disclosure or misappropriation of confidential information in violation of this Article may cause irreparable harm, the amount of which may be difficult to determine, thus potentially making any remedy at law or in damages difficult to determine, thus potentially making any remedy at law or in damages inadequate, Each party, therefore, agrees that the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of the confidentiality provisions of this letter agreement and for any other appropriate relief. This right shall be in addition to, and not in lieu of, any other remedy available in law or equity.

9.3                                 The obligation under this Article shall continue for five (5) years after the expiry or termination of this Agreement.

9.4                                 NTP and its Subcontractor agree that Lantheus may disclose information with its shareholders upon their request. This Section shall survive termination or expiration of this Agreement.

SECTION 10 - INDEMNITY AND INSURANCE

10.1                           Each party (“Indemnifying Party”) shall indemnify the other (“Indemnified Party”) in respect of any costs, losses, judgments or any other liabilities incurred by the Indemnified Party, including, without limitation, any personal injury or death, or loss of or damage to property, suffered by a third party or by the Indemnified Party hereto, arising out of or as a result of the negligent acts or omissions of, or breach or alleged breach of this Agreement by, the Indemnifying Party, its directors, officers, employees or agents, during the performance of the Indemnifying Party’s obligations pursuant to this Agreement.

10.2                           NTP and its Subcontractor shall each maintain, at all times during the term of this Agreement, at their own expense, Product Liability Insurance with a per occurrence limit of not less than the equivalent of **** U.S. dollars ($****) under a liability policy and/or under an umbrella policy. NTP and its Subcontractor shall provide Lantheus with certificates evidencing such insurance as soon as practicable after the effective date of this Agreement and after subsequent renewals of the policies.

Lantheus will maintain, at all times during the term of this Agreement, at Lantheus’ own expense, Product Liability Insurance with a per occurrence limit of not less than the equivalent of **** U.S. dollars ($****) under a liability policy and/or under an umbrella policy. Lantheus will provide NTP with certificates evidencing such insurance as soon as practicable after the effective date of this Agreement and after subsequent renewals of the policies.

SECTION 11 - TERM

11.1                           The term of this Agreement shall commence on the effective date of this agreement and end at midnight GMT on the 31st day of December 2013. Lantheus may terminate this Agreement for convenience by giving six (6) months written notice prior to the expiry of each term. Lantheus may also terminate this

Agreement immediately after **** (****) supply failures in the space of any **** (****) month period. Supply failures shall be considered to be events where an amount not exceeding ****% of the ordered activity of Mo-99 is delivered to Lantheus provided that the root cause of such failures was within or should have been within the control of NTP and its Subcontractor.

11.2                           Either party may terminate this Agreement (i) upon thirty (30) days written notice to the other party in the event of any material breach of any provision of this Agreement, provided that the breaching party is unable to cure the breach within such thirty (30) day period or (ii) immediately upon written notice if a trustee or receiver or similar officer of any court is appointed for a party or for a substantial part of the property of such party, whether with or without consent; or bankruptcy, composition, reorganization, insolvency or liquidation proceedings are instituted by or against such party without such proceedings being dismissed within ninety (90) days from the date of the institution thereof.

11.3                           Upon termination for any reason set forth herein, Lantheus shall have the option to purchase additional quantities of Product from NTP for an additional **** (****) month period, which orders shall be subject to the terms and conditions of this Agreement.

11.4                           Should NTP and Lantheus agree on a new Agreement prior to the termination date of this Agreement, then this Agreement shall terminate on the effective date of the new replacement Agreement.

11.5                           Should no notice be given by either party as per Section 11.1, then this Agreement, including without limitation the price terms in Section 5.1, will be automatically renewed for another term pending agreement being reached by both parties on pricing and volume issues.

SECTION 12 - NOTICE

12.1                           All notices, demands and other communications by one party to the other with respect to this Agreement shall be made in writing by registered airmail, postage prepaid, or facsimile, or electronic mail, or personal delivery at the addresses below, or at such other address as may be notified by such other party pursuant to the provisions of this Article from time to time, Note: For reasons of efficiency, certain communications relating to deliveries, QA and regulatory matters (and others that are relavant) will be made directly between the Subcontractor and Lantheus (with a simultaneous copy to NTP).

To Lantheus:

Lantheus Medical Imaging, Inc.
331 Treble Cove Road
North Billerica, MA 01862 U.S.A.

Attention: William Dawes, Jr.

with a copy to:

Lantheus Medical Imaging, Inc.
331 Treble Cove Road
North Billerica, MA 01862 U.S.A.
Attention: Michael Duffy, Esq.

To NTP:

Building 1700
Private Bag 582
PRETORIA
0001
South Africa
Attention: RG von Gogh or PA Louw

12.2                           All notices, demands and other communications mentioned above shall be deemed to have been given at the time of receipt when made by personal delivery, at the time of confirmation when made by facsimile or electronic mail, and seven (7) days after posting when made by registered airmail.

SECTION 13 - GENERAL TERMS

13.1                           No Party shall be entitled to assign all or any of its rights or obligations under this Agreement without the consent of the other Party hereto which shall not be unreasonably withheld. Any transfer or assignment of this Agreement made without the consent as required herein shall be of no effect whatsoever. Notwithstanding the foregoing, (i) either party may assign its rights and obligations under this Agreement, without the prior written consent of the other Party, to an affiliate or a successor of the relevant portion of the assigning party’s business by reason of merger, consolidation, change of control, sale of all or substantially all of its assets or any similar transaction, provided that such successor agrees in writing to be bound by this Agreement and (ii) Lantheus may assign this Agreement for the benefit of any lenders under any financing arrangement (including, without limitation, with Ableco Finance LLC), without the prior written consent of NTP. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties hereto.

13.2                           This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof.

13.3                           Any modification, or addition, to any of the terms and conditions of this Agreement shall not be effective unless in writing and signed by the duly authorized representatives of all Parties.

13.4                           If any provision of this Agreement is found to be unenforceable under any of the laws or regulations applicable thereto, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or unenforceable, it will be substituted with such provision as will most fully realize the intent of the Parties as expressed in this Agreement, to the fullest extent permitted by law.

13.5                           This Agreement shall be of no effect and shall not become binding on each Party until signed by the duly authorized representatives of all Parties. The obligations of NTP hereunder shall be binding on NTP’s Subcontractor, and NTP shall cause such Subcontractor to comply with such obligations.

13.6                           The waiver of strict compliance or performance of any of the terms of this Agreement or of any breach thereof on the part of each Party shall not be held or deemed to be a waiver of:

(1)                                  Any subsequent failure to comply strictly with or perform the same or any other term and condition of this Agreement; or

(2)                                  Any subsequent breach hereof.

13.7                           This Agreement shall be governed by and construed in accordance with the laws of England without out reference to its choice of law rules.

13.8                           Any and all disputes arising from this Agreement shall be amicably and promptly settled upon consultation among the parties. The parties agree that if an amicable settlement is not reached within sixty (60) days after commencing consultation, the disputes shall be settled by arbitration in London (under the rules of Arbitration of the International Chamber of Commerce as in force on the execution date of this agreement by one or more arbitrators appointed in accordance with the said rules. The award shall be final and binding upon the parties.

13.9                           Except as otherwise provided herein, neither party shall have any right, express or implied, to use in any manner the name or other designation of the other party or any other trade name or trademark of the other party for any purpose in connection with the performance of this Agreement.

13.10                     A party shall not make any public announcement with respect to this Agreement specifically identifying the other party or referencing the trade name or trademark of the other party without the prior written consent of the other party, which shall not be unreasonably withheld or delayed, provided further that each party shall have the right to make any public statements related to market supply without the consent of the other party provided there is no reference specifically identifying the other party or referencing the trade name or trademark of the other party. In the event of required consent to an announcement required by this Section, the party making such announcement shall provide the other party with a copy of the proposed text prior to such announcement at least ten (10) days in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first written above.

For and on behalf of NTP:
/s/ DG Robertson
DG Robertson
Managing Director

For and on behalf of Lantheus:
/s/ Michael Duffy
Michael Duffy
VP and General Counsel

Witnessed by IRE:
/s/ Jean-Michel Vanderhofstadt
Jean-Michel Vanderhofstadt
General Manager